SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-A


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                            Waypoint Financial Corp.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


            Pennsylvania                                    25-1872581
  -----------------------------------      -------------------------------------
(State of Incorporation or Organization)   (I.R.S. Employer  Identification No.)



235 North Second Street, Harrisburg, Pennsylvania                    17101
-------------------------------------------------             -----------------
      (Address of Principal Executive Offices)                    (Zip Code)


If this form relates to the registration
of a class of securities pursuant to
Section 12(b) of the Exchange Act and is
effective pursuant to General Instruction
A.(c), please check the following
box.   |_|


If this form relates to the registration
of a class of securities pursuant to
Section 12(g) of the Exchange Act and is
effective pursuant to General Instruction
A.(d), please check the following
box.    |X|


     Securities Act registration statement file number to which this form relates: 333-40046
         ---------



     Securities to be registered pursuant to Section 12(g) of the Act:


                      Common Stock par value $.01 per share
                      -------------------------------------
                                (Title of Class)

Item 1.  Description of Registrant's Securities to be Registered.
----------------------------------------------------------------

     For a description of the Registrant's securities, reference is made to "Description of Capital Stock of Waypoint Financial," "Dividend Policy" and "Market for the Common Stock" in the Registration Statement on Form S-1 (File No. 333-40046) of Harris Financial, Inc., which is hereby incorporated by reference. For a description of the provisions of the Registrant's Articles of Incorporation and Bylaws that may render a change in control of the Registrant more difficult, reference is made to "Restrictions on Acquisition of Waypoint Financial" in the Registrant's Prospectus.


Item 2.  Exhibits.
-----------------

     1. Registration Statement on Form S-1 (Registration Number 333-40046), originally filed June 23, 2000, as amended, is hereby incorporated by reference.

     2. Articles of Incorporation (incorporated by reference to Exhibit 3.1 of the Registration Statement on Form S-1 as filed on June 23, 2000).

     3. Bylaws (incorporated by reference to Exhibit 3.2 of the Registration Statement on Form S-1 as filed on June 23, 2000).

     4. Specimen Stock Certificate (incorporated by reference to Exhibit 4 of the Registration Statement on Form S-1 as filed on June 23, 2000).

                                    SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                               WAYPOINT FINANCIAL CORP.



Date:    October 10, 2000      By:      \s\ Charles C. Pearson, Jr.
                                        --------------------------------------
                                        Charles C. Pearson, Jr.
                                        Chairman and Chief Executive Officer